EXHIBIT (5)(a)

         AMERICAN GENERAL LIFE INSURANCE COMPANY of New York ("AGNY")
                300 SOUTH STATE STREET, SYRACUSE, NEW YORK13202

[American General Logo]                                   GENERATIONS
                                                          ===========
                                                       Variable Annuity

                         VARIABLE ANNUITY APPLICATION

 INSTRUCTIONS: Please type or print in permanent black ink.

 1. ANNUITANT
     Name:    ______________________________________
     Address: ______________________________________
              ______________________________________
     Phone:   _____________ DOB:____________________ (Max Age 85)
     Sex: [ ]M [ ]F   SS#:__________________________
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 2. CONTINGENT ANNUITANT (optional)
     Name:    ______________________________________
     Address: ______________________________________
              ______________________________________
     Phone:   _____________ DOB:____________________ (Max Age 85)
     Sex: [ ]M [ ]F   SS#:__________________________
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 3.  OWNER (Complete only if different than Annuitant)
     Name:    ______________________________________
     Address: ______________________________________
              ______________________________________
     Phone:   _____________ DOB:____________________ (Max Age 85)
     Sex: [ ]M [ ]F  Tax ID or  SS#:__________________________
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     JOINT OWNER (optional)
     Name:    ______________________________________
     Address: ______________________________________
              ______________________________________
     Phone:   _____________ DOB:____________________ (Max Age 85)
     Sex: [ ]M [ ]F  Tax ID or  SS#:__________________________

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 4.  BENEFICIARY DESIGNATION (if more space is needed, use Section 10):

     PRIMARY (if more than one, indicate percentages)
     Name/Relationship


     CONTINGENT (if more than one, indicate percentages)


     Name/Relationship
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 5.  PAYMENT  INFORMATION
     Initial Purchase Payment (minimum $5,000) $________

     If [ ] 1035X  OR  [ ] Transfer, estimated amount $_________

    [ ] Non-Qualified
    [ ] Qualified: (check appropriate boxes in sections A and B)
         A. [ ]Rollover      [ ]Transfer
         B. Type of Plan:    [ ]IRA  [ ]SEP-IRA  [ ]401(k)  [ ]401(a)
                             [ ]Other________
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6.  INVESTMENT  OPTIONS (Total allocation must equal 100%; no fractional percentages)

   [(140) Asian Equity            ____%  (129) Fixed Income           ____%   (136) Mid Cap Value           ____%
    (125) Domestic Income         ____%  (130) Global Equity          ____%   (137) Money Market            ____%
    (126) Emerging Growth         ____%  (131) Government             ____%   (138) Real Estate Securities  ____%
    (127) Emerging Markets Equity ____%  (133) Growth and Income      ____%   (139) Value                   ____%
    (128) Enterprise              ____%  (134) High Yield             ____%   Other________________         ____%
    (132) Equity Growth           ____%  (135) International Magnum   ____%   (142) 1 Year Fixed Account    ____%]

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 7. AUTOMATIC REBALANCING ($25,000 minimum)
    [ ] Check here for Automatic Rebalancing of investments, based on certificate anniversary, to the VARIABLE ALLOCATIONS ONLY indicated below or then in effect.
    Total allocation must equal 100%; no fractional percentages.
    Frequency: [ ] Quarterly [ ]Semiannually [ ]Annually

   [(140) Asian Equity            ____%  (129) Fixed Income           ____%   (136) Mid Cap Value           ____%
    (125) Domestic Income         ____%  (130) Global Equity          ____%   (137) Money Market            ____%
    (126) Emerging Growth         ____%  (131) Government             ____%   (138) Real Estate Securities  ____%
    (127) Emerging Markets Equity ____%  (133) Growth and Income      ____%   (139) Value                   ____%
    (128) Enterprise              ____%  (134) High Yield             ____%   Other________________         ____%]
    (132) Equity Growth           ____%  (135) International Magnum   ____%

AGNY 8771-33                                                         VAGAPLNY

 8. DOLLAR COST AVERAGING
    Dollar cost average [ ] $_______ OR [ ] _______%(whole % only) taken from the [ ]Money Market OR [ ]1 Year Fixed Account
    Frequency: [ ]Monthly  [ ]Quarterly  [ ]Semiannually  [ ]Annually
    Duration: [ ]12 months  [ ]24 months  [ ]36 months  [ ]48 months
    [ ]60 months to be allocated to the following fund(s) as indicated. When furnishing the allocations below, you must only use EITHER dollars OR percentages throughout the request.

   [(140) Asian Equity            ____%  (129) Fixed Income           ____%   (136) Mid Cap Value           ____%
    (125) Domestic Income         ____%  (130) Global Equity          ____%   (137) Money Market            ____%
    (126) Emerging Growth         ____%  (131) Government             ____%   (138) Real Estate Securities  ____%
    (127) Emerging Markets Equity ____%  (133) Growth and Income      ____%   (139) Value                   ____%
    (128) Enterprise              ____%  (134) High Yield             ____%   Other________________         ____%]
    (132) Equity Growth           ____%  (135) International Magnum   ____%

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 9.  REPLACEMENT  Will the  proposed  variable  annuity  replace any  existing annuity or insurance contract? [ ]No [ ]Yes
     (If yes, list company name, plan, year of issue and complete appropriate replacement documents.)
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 10. SPECIAL INSTRUCTIONS


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 11. SIGNATURES
     All statements made in this application are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown. We further agree that this application, if attached, shall be a part of the annuity certificate, and verify our understanding that ALL PAYMENTS
     AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT. We acknowledge receipt of the current prospectuses for the American General Life Insurance Company Separate Account E, Van Kampen American Capital Life Investment Trust and Morgan Stanley Universal Funds, Inc. If this application is for an IRA or a Simplified Employee Pension, we acknowledge receipt of the Individual Retirement Annuity Disclosure Statement provided to us in conjunction with the current prospectuses.

     Under penalties of perjury, I certify: (1) that the Social Security (or taxpayer identification) number is correct as it appears in this application; (2) that I am not subject to backup withholding under
     Section 3406(a)(1)(c) of the Internal Revenue Code
     The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

     Signed at                                            Date:
              _______________________________________          ________________
                 CITY                   STATE


     ______________________   ________________________________________________
     SIGNATURE OF ANNUITANT   SIGNATURE OF OWNER (if different than Annuitant)

     ___________________________________________________
     SIGNATURE OF CONTINGENT ANNUITANT (if  applicable)

     ___________________________________________________
     SIGNATURE  OF JOINT OWNER (if  applicable)
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 12. DEALER/LICENSED AGENT INFORMATION AND SIGNATURES

     Licensed Agent:  ________________________________________
                      PRINT NAME
                      ________________________________________
                      AGENT NUMBER/LOCATION
                      ________________________________________
                      PHONE
                      ________________________________________
                      STATE LICENSE NUMBER

     Will the proposed variable annuity replace any existing annuity or insurance contract? [ ]NO [ ]YES

     The agent hereby certifies he/she witnessed the signature(s) contained in this application and that all information contained in this application is true to the best of his/her knowledge and belief.

    Signature of Licensed Agent:______________________________________________

    Broker Dealer:____________________________________________________________
                            PRINT NAME
    Branch  Office:___________________________________________________________
                        STREET ADDRESS           CITY         STATE      ZIP

 ____________________________________________________________________________
|                                                                            |
| For Agent Use Only - Contact your Home Office for details. [ ] Profile A | | [ ] Profile B Once selected, Profile cannot be changed on this contract. |
|____________________________________________________________________________|

AGNY 8771-33